                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 12, 2003 (August 11, 2003)
                                                 ---------------------------------

                            ENERGY WEST, INCORPORATED
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             (Exact name of registrant as specified in its charter)

MONTANA                             0-14183                   81-0141785
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(State or other jurisdiction      (Commission                (IRS Employer
      of incorporation)            File Number)             Identification No.)

1 First Avenue South, Great Falls, Montana             59401
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(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code          (406)791-7500
                                                  ------------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure.

         On August 11, 2003, Energy West, Incorporated (the "Company") issued a press release announcing that it has reached a settlement of its property tax assessment dispute with the Montana Department of Revenue. A copy of the press release dated August 11, 2003 is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

         (c)   EXHIBITS. The following exhibits are filed herewith:

         99.1  Press Release dated August 11, 2003.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  August 12, 2003             ENERGY WEST, INCORPORATED

                                            By: /s/ John C. Allen
                                               --------------------------------
                                                John C. Allen
                                                General Counsel, Vice President
                                                and Secretary